UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 22, 2003

PINNACLE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	000-24784	94-3003809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 North Bernardo Avenue, Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(650) 526-1600

Not applicable

(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

Exhibit No.	Description

99.1	Press Release of Pinnacle Systems, Inc. dated April 22, 2003

ITEM 9.	REGULATION FD DISCLOSURE (Information furnished pursuant to Item 12—Results of Operations and Financial Condition)

On April 22, 2003, Pinnacle Systems, Inc. (“Pinnacle”) is issuing a press release and holding a conference call regarding its financial results for the first quarter of fiscal 2003 ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. Pinnacle is making reference to non-GAAP financial information in both the press release and the conference call.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2003	PINNACLE SYSTEMS, INC.

	By:	/s/ Arthur D. Chadwick
Arthur D. Chadwick Vice President of Finance, Chief Financial Officer, and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Pinnacle Systems, Inc. dated April 22, 2003